AGENCY AGREEMENT

June 26, 2003

Fronteer Development Group Inc.

1066 West Hastings Street

Suite 1640

Vancouver, British Columbia

V6E 3X1

Attention:

Mark O'Dea, President and Chief Executive Officer

Dear Sir:

Paradigm Capital Inc. (the "Agent") understands that Fronteer Development Group Inc. (the "Corporation") proposes to issue by way of private placement (a) up to 2,410,853 flow-through common shares in the capital of the Corporation (collectively, the "Flow-Through Shares") at a price of $0.65 per Flow-Through Share; and (b) up to 2,500,000 units of the Corporation (collectively, the "Units", and together with the Flow-Through Shares, the "Offered Securities"), each Unit consisting of one common share in the capital of the Corporation (a "Common Share") and one-half of one common share purchase warrant (each whole common share purchase warrant, a "Warrant"), at a price of $0.60 per Unit, and for maximum aggregate gross proceeds of up to approximately $3,000,000 (the "Offering"). Each Warrant entitles the holder to acquire one Common Share at an exercise price of $0.70 at any time on or before June 26, 2005, being the date which is two years following the Closing Date (as defined in Section 6).

Subject to the terms and conditions set forth below, the Corporation hereby appoints the Agent as the sole and exclusive agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Offered Securities, and the Agent hereby agrees to act as such agent. The Corporation agrees that the Agent is under no obligation to purchase any Offered Securities.

Terms and Conditions

The terms and conditions relating to the purchase and sale of the Offered Securities are as follows:

Section 1

Offered Securities.

(1)

The Flow-Through Shares are common shares in the capital of the Corporation which are "flow-through shares" as defined in section 66(15) of the Income Tax Act (Canada) (the "ITA").

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(2)

The material attributes and characteristics of the Warrants shall be substantially as described in the warrant indenture to be dated the Closing Date between the Corporation and Equity Transfer Services Inc., as warrant agent (the "Warrant Indenture"), and shall be evidenced by, warrant certificates to be issued by the Corporation to each of the Purchasers.

Section 2

Offering.

(1)

The Agent will use its best efforts to arrange for purchasers (the "Purchasers") of the Offered Securities in the provinces of Ontario, British Columbia and Alberta (collectively, the "Qualifying Provinces") and the sale of the Units in such other jurisdictions outside of Canada as may be agreed to between the Agent and the Corporation (collectively, the "Qualifying Jurisdictions"). The sale through the Agent of the Offered Securities to Purchasers in each of the Qualifying Provinces will .be effected in a manner exempt from the prospectus requirements of the securities legislation and the rules, regulations, policies and instruments made thereunder and the applicable published policy statements of the securities commissions (the "Securities Commissions") in such provinces. The sale through the Agent of the Units to Purchasers in the United States will be effected in a manner exempt from the registration requirements of the United States Securities Act of 1933. In addition, the sale through the Agent of the Units to Purchasers resident in a jurisdiction outside Canada and the United States will be effected in a manner exempt from applicable prospectus or registration requirements in such jurisdiction.

If, in the opinion of the Agent, it is necessary, the Agent will form, manage and participate in a group of sub-agents to offer and sell the Offered Securities as provided for hereunder. Each sub-agent shall be appropriately registered under the applicable securities laws of the Qualifying Jurisdiction in which such sub-agent offers and sells the Offered Securities so as to permit it to lawfully offer and sell the Offered Securities in such jurisdiction. In the event that a selling group is formed, the Agent will:

(a)

manage the selling group as and to the extent customary in the securities industry in Canada; and

(b)

require each member of the selling group to offer and sell the Offered Securities on the terms set forth in this agreement.

(2)

The Corporation agrees to pay to the Agent at the Time of Closing (as defined in Section 6) a commission equal to 7% of the gross aggregate proceeds of the Offering (the "Agent's Commission"). Additionally, the Corporation shall issue to the Agent at the Time of Closing common share purchase warrants of the Corporation (collectively, the "Agent's Warrants") entitling the Agent, or

3

the persons in whose the Agent directs that the Agent's Warrants be registered, to acquire that number of Common Shares equal to 7% of the number of Offered Securities sold pursuant to the Offering (each, an "Agent's Share") at an exercise price of $0.70 per Agent's Share for a period of two years from the Closing Date (being June 26, 2005, and if such date is not a business day, then the first business day after such date). The Agent's Commission is payable and the Agent's Warrants are to be issued by the Corporation at the Time of Closing in consideration of the services to be rendered by the Agent in connection with the Offering, which services shall include:

(a)

acting as agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Offered Securities;

(b)

assisting in the preparation of the form of subscription agreements to be entered into by the Corporation and each of the Purchasers (collectively, the "Subscription Agreements");

(c)

assisting in the preparation of the form of Warrant certificate of the Corporation to be issued to the applicable Purchasers; and

(d)

advising the Corporation with respect to the private placement of the Offered Securities.

(3)

In the event that the Corporation is unable to issue the Agent's Warrants in accordance herewith, the parties agree that the Corporation shall pay the Agent other compensation of comparable value to the Agent's Warrants, which other compensation shall be agreed upon by the Corporation and the Agent, each acting reasonably.

(4)

The Agent covenants, represents and warrants to the Corporation that: (i) it will comply with the applicable securities laws of each of the Qualifying Jurisdictions in which it acts as agent of the Corporation in connection with the Offering; (ii) it will not offer or sell Offered Securities (A) in any jurisdiction except the Qualifying Jurisdictions; and (B) in any way so as to require registration thereof or filing of a prospectus or offering memorandum with respect thereto under the laws of any jurisdiction; (iii) the Agent will obtain from each Purchaser an executed Subscription Agreement in the form agreed upon by the Agent and the Corporation; (iv) it will offer and sell the Units in the United States only on a basis exempt from the registration requirements under the United States Securities Act of 1933 in accordance with the provisions of Schedule "A" which are incorporated by reference in and shall form part of this agreement; and (v) they will not make available to prospective Purchasers of the Offered Securities any documents which would constitute an offering memorandum as defined under the securities legislation of Ontario and not advertise the proposed sale of the Offered Securities in printed public media, radio, television or telecommunications, including electronic display.

Section 3

Representations and Warranties of the Corporation.

The Corporation represents and warrants to the Agent and the Purchasers, and acknowledges that the Agent and the Purchasers are relying upon such representations and warranties, as follows:

 (a)

the Corporation is, and will at the Time of Closing be, a reporting issuer or the equivalent in good standing under the securities laws of each of Ontario, Alberta and British Columbia and is in compliance with the by-laws, rules and regulation of the TSX Venture Exchange (the "Exchange") and no material change relating .to the Corporation has occurred with respect to which the requisite material change report has not been filed under the securities laws of Ontario and no such disclosure has been made on a confidential basis;

(b)

each of the Corporation and:

(i)

1209786 Ontario Inc.;

(ii)

1339384 Ontario Inc.;

(iii)

1262181 Ontario Inc.; and

(iv)

Berkley Homes (Pickering) Inc., a corporation incorporated pursuant to the laws of the Province of Ontario,

(individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and organized and is validly subsisting under the laws of the Province of Ontario and has all requisite corporate power and authority and is duly qualified or authorized to carry on its respective businesses as now conducted and to own, lease and operate its property and assets in all jurisdictions where such qualification or authorization is required and, in the case of the Corporation, to enter into this agreement, the Warrant Indenture and the Subscription Agreements, to create, issue and sell the Offered Securities, to create and issue the Warrants (and the certificates representing the same) and the Agent's Warrants (and the certificates representing the same) (collectively, the "Documents") and to carry out its obligations hereunder and thereunder;

(c)

the Corporation will, at the Time of Closing be a "qualifying issuer" as such term is defined in Multilateral Instrument 45-102 of the Canadian

Securities Administrators ("MI 45-102"), such that the Common Shares comprising part of the Units, the Warrants and the Flow-Through Shares will be subject, in each of the Qualifying Provinces, to a four month hold period from the Closing Date;

(d)

the Corporation has not received a notice from any securities regulatory authority that its current annual information form (as defined in MI 45-102), including any technical reports, is unacceptable;

(e)

the Corporation is the direct or indirect legal, beneficial and registered holder of all of the issued and outstanding shares of each of the Subsidiaries (except (i) Berkley Homes (Pickering) Inc., the shares of which it owns 50%; and (ii) 1339384 Ontario Inc. and 1262181 Ontario Inc. all the shares of which are owned by 1209786 Ontario Inc.) in each case, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever and no person has any agreement or option or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase of all or any part of such securities, and all such securities have been validly issued and are outstanding as fully paid and non-assessable;

(f)

the Corporation has no subsidiaries (as that term is defined in the Securities Act (Ontario) (the "Ontario Act") which are material to the Corporation taken as a whole;

(g)

none of the Subsidiaries have any material assets or liabilities;

(h)

the Corporation and the Subsidiaries have conducted and are conducting their businesses in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives, including without limitation, all laws, regulations and statutes relating to mining and to mining claims, concessions or leases, and environmental, health and safety legislation, regulations or by-laws or other lawful requirements of any governmental or regulatory bodies applicable to the Corporation and the Subsidiaries in each jurisdiction in which each of the Corporation and the Subsidiaries carries on a material portion of its business, and each of the Corporation and the Subsidiaries holds all material certificates, authorities, permits, licences, registrations and qualifications issued by the appropriate provincial, state, municipal, federal or other governmental or regulatory agency or body (collectively, the "Authorities") which are material for the Corporation on a consolidated basis in all jurisdictions in which each of the Corporation and the Subsidiaries carries on its business which are necessary or desirable to carry on the business of the Corporation on a consolidated basis as now conducted or contemplated to be carried on by it, and all the Authorities are valid and existing and in good standing and none of the Authorities contain any burdensome term, provision, condition or limitation which has or is likely to have any material adverse effect on the business of the Corporation on a consolidated basis as now conducted or as proposed to be conducted, and neither the Corporation nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any of the Authorities which, singly or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of the Corporation on a consolidated basis or any notice of the revocation or cancellation of, or any intention to revoke or cancel, any of the mining claims, concessions, options, or leases of the Corporation as disclosed in the Public Record (collectively, the "Resource Properties"), including without limitation those comprising: (i) 117 claim units in 51 unpatented mineral claims in the Red Lake Birch Uchi Belt located approximately 60 kilometres east-northeast of Red Lake, Ontario (the "Dixie Lake Property"); (ii) the Achook Property, the Conjurer Property, the Flex Property and the McPhoo Property located in the Bear Structured Province of the Northwest Territories; and (iii) the seven properties comprising 22,375 hectares located in the Central Mineral Belt of Labrador;

any and all agreements pursuant to which the Corporation and the Subsidiaries hold their material assets and Resource Properties or have the right to acquire material assets, including without limitation the property option agreement between the Corporation and Perry English ("English") dated as of December 30, 2002, as amended on January 7, 2003 and on February 25, 2003 (the "English Option Agreement") and the exploration option agreement between the Corporation and Phelps Dodge Corporation of Canada, Limited dated as of October 4, 2002 (the "Phelps Option Agreement"), which English Option Agreement and Phelps Option Agreement have not been amended as at the date hereof, except to the extent noted in this subsection, and all such agreements are legal, valid and subsisting agreements, are in full force and effect, enforceable in accordance with their respective terms against the parties thereto and are in good standing except that: (i) the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally, (ii) rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable law and (iii) equitable remedies, including, without limitation, specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction and neither the English Option Agreement nor the Phelps Option Agreement have been amended as of the date hereof, and neither the Corporation nor the Subsidiaries are in material default of any of the provisions of any such agreements nor has any such default been alleged and such material assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situate, all leases, licences, concessions and claims, and options pursuant to which the Corporation or the Subsidiaries derive their interest in such material assets are in good standing and there has been no material default under any such leases and all real or other property taxes required to be paid with respect to such assets to the date hereof have been paid;

to the best of the Corporation's knowledge, none of the real property (and the buildings constructed thereon) in which the Corporation or any of the Subsidiaries has a direct or indirect interest whether leasehold or fee simple or otherwise (the "Real Property") or operations is subject to any judicial or administrative proceeding alleging the violation of any federal, provincial, state or municipal environmental, health or safety statute or regulation or is subject to any investigation concerning whether any remedial action is needed to respond to a release of any Hazardous Material (as defined below) into the environment that would have a material adverse effect on the Corporation and the Subsidiaries taken as a whole. Neither the Corporation nor, to the best of the Corporation's knowledge, any occupier of the Real Property, has filed any notice under any federal, provincial, state or municipal law indicating past or present treatment, storage or disposal of a Hazardous Material in any of the Real Property. Except in material compliance with applicable environmental laws, none of the Real Property has at any time been used by the Corporation or, to the best of the Corporation's knowledge by any other occupier, as a waste storage or waste disposal site or to operate a waste management business. The Corporation has no contingent liability of which it has knowledge or reasonably should have knowledge in connection with any release of any Hazardous Material on or into the environment from any of the Real Property and operations thereon. Neither the Corporation nor, to the best of the Corporation's knowledge, any occupier of the Real Property, generates, transports, treats, stores or disposes of any waste, subject waste, hazardous waste, deleterious substance, industrial waste (as defined in applicable federal, provincial, state or municipal legislation) on any of the Real Property in contravention of applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment or human health. To the best of the Corporation's knowledge, no underground storage tanks or surface impoundments containing a petroleum product or Hazardous Material are located on any of the Real Property in contravention of applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment or human health. For the purposes of this subparagraph, "Hazardous Material" means any contaminant, pollutant, subject waste, hazardous waste, deleterious substance, industrial waste, toxic matter or any other substance that when released into the natural environment is likely to cause, at some immediate or future time, material harm or degradation to the natural environment or material risk to human health and, without restricting . the generality of the foregoing, includes any contaminant, pollutant, subject waste, deleterious substance, industrial waste, toxic matter or hazardous waste as defined by applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment or human health;

(k)

the Corporation and the Subsidiaries are the owners or authorized licensees of all the Intellectual Property (as defined below) necessary to properly conduct the business of the Corporation and the Subsidiaries, respectively. The Corporation is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other entity by the Corporation or a Subsidiary, nor has the Corporation or any Subsidiary received any notice that the conduct of the business of the Corporation or a Subsidiary, including the use of the Intellectual Property, infringes upon or breaches any industrial or intellectual property rights of any other entity and the Corporation has no knowledge of any infringement or violation of any of its material rights in the Intellectual Property. To the best of its knowledge, the conduct of its consolidated business does not infringe upon in any material respect the patents, trade marks, licences, trade names, business names, copyright or other industrial or intellectual property rights, domestic or foreign, of any other entity. The Corporation is not aware of any state of facts that casts doubt on the validity or enforceability of any of the Intellectual Property. For the purposes of this subparagraph, "Intellectual Property" means (i) any trade marks, trade names, business names, brand names, service marks, computer software, computer programs, copyrights, including any performing, author or moral rights, designs, inventions, patents, franchises, formulae, processes, know-how, technology and related goodwill, (ii) any applications, registrations, issued patents, continuations in part, divisional applications or analogous rights or licence rights therefor, and (iii) other intellectual or industrial property, in each case owned or used by the Corporation or a Subsidiary;

the execution and delivery of each of the Documents and the performance and compliance with the terms of the Documents will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach or default of and do not and will not conflict with: (i) any statute, rule or regulation applicable to the Corporation; (ii) any of the terms, conditions or provisions of the constating documents or by-laws or resolutions of the Corporation; (iii) any material mortgage, note, contract, trust indenture, agreement (written or oral), instrument, lease or other document to which the Corporation is a party or will be contractually bound as of the. Time of Closing; (iv) any judgment, decree or order binding on the Corporation, or any of its assets, which could have a material adverse effect on the condition (financial or otherwise), business, properties, net worth, or results of operations of the Corporation, on a consolidated basis; (v) do not and will not result in the violation of any law, or (vi) do not and will not give rise to any lien, mortgage, charge, pledge, hypothecation, security interest, assignment, charge, title retention agreement or restrictive covenant or other encumbrance of any nature;

the Corporation's audited annual consolidated financial statements as at, and for the year ended, December 31, 2002, together with the auditors' report thereon and the notes thereto, and the unaudited interim financial statements for the Corporation as at, and for the three month period ended March 31, 2003 and the notes thereto (collectively, the "Financial Statements") (i) have been prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with prior periods (except as disclosed in the Financial Statements and except for the note disclosure contained in the interim financial statements for the Corporation as at, and for the three month period ended March 31, 2003); (ii) are, in all material respects, consistent with the books and records of the Corporation; (iii) contain and reflect all material adjustments for the fair presentation of the results of operations and the financial condition of the business of the Corporation on a consolidated basis for the periods covered thereby; and (iv) present fairly, on a consolidated basis, in all material respects, the financial position of the Corporation as at the dates thereof and the results of its operations and the changes in its financial position for the periods then ended;

(n)

there has never been any reportable disagreement (within the meaning of National Policy Statement No. 31 of the Canadian Securities Administrators) with any present or former auditor of the Corporation;

(o)

there has not been any material change in the assets, liabilities or obligations (absolute, contingent or otherwise) of the Corporation on a consolidated basis, from the position set forth in the most recent Financial Statements or as otherwise disclosed in the Documents or in the information filed by or on behalf of the Corporation (the "Public Record") with the Ontario Securities Commission (the "OSC") in compliance, or intended compliance, with the Ontario Act, or in press releases disseminated by the Corporation and there has not been any material adverse change in the business; operations, capital, condition (financial or otherwise) or results of operations of the Corporation on a consolidated basis since December 31, 2002; and since that date there have been no material facts, transactions, events or occurrences, other than as disclosed in the Public Record with the OSC in compliance, or intended compliance, with the Ontario Act, that could reasonably be expected to materially adversely affect the capital, assets, liabilities (absolute, accrued, contingent or otherwise), business, operations or condition (financial or otherwise) or results of operations of the Corporation on a consolidated basis that have not been disclosed in the Public Record;

(p)

as of, or prior to, the date hereof, the Corporation is the absolute registered, legal and beneficial owner of and has all of the right, title and interest in and to that percentage of the material assets of the Corporation that is disclosed in the Public Record, including, without limitation, the mining claims, concessions and leases comprising each of the Resource Properties and Ontario mineral claim # KRL-1185143 (except that Ontario mineral claim # KRL1185143 is registered in the name of English in the records maintained by the Ontario Provincial Mining Recorder's Office (the "OPMRO")), free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever other than as disclosed in the Public Record. No other property rights are necessary for the conduct of the Corporation's business in relation to the Resource Properties. There are no restrictions on the ability of the Corporation to use, transfer or otherwise exploit any such property rights except as disclosed in the Public Record, and the Corporation does not know of any claim or basis for a claim that may adversely affect such rights;

(q)

the Dixie Lake Property is subject to the terms of the English Option Agreement and the Conjurer Property is subject to the terms of the Phelps Option Agreement and to the best of the Corporation's knowledge, neither English nor Phelps Dodge Corporation of Canada, Limited have sold, transferred, disposed of or encumbered their interests in the Dixie Lake Property and the Conjurer Property, respectively, and upon exercise by the Corporation of its option to acquire the Dixie Lake Property and the Conjurer Property under the English Option Agreement and the Phelps Option Agreement, respectively, the Corporation will be the absolute legal and beneficial owner of all of the right, title and interest in the mining claims comprising the Dixie Lake Property and the Conjurer Property, as the case may be, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever other than the Royalty (as defined in the English Option Agreement) and the Net Smelter Return (as defined in the English Option Agreement) set forth in the English Option Agreement and the Royalty (as defined in the Phelps Option Agreement) and the Net Smelter Return (as defined in the Phelps Option Agreement) set forth in the Phelps Option Agreement, respectively, and the Corporation is not in default of any of the terms or conditions of the English Option Agreement and the Phelps Option Agreement;

(r)

to the best of the Corporation's knowledge, English and William McNerney are the absolute legal and beneficial owners of and have 88% and 12%, respectively, of the right, title and interest in the mining claims comprising the Dixie Lake Property;

(s)

to the best of the Corporation's knowledge, Phelps Dodge Corporation of Canada, Limited is the absolute legal and beneficial owner of and has all of the right, title and interest in the mining claims comprising the Conjurer Property;

(t)

there are no actions, suits, proceedings or to the best of the Corporation's knowledge, inquiries, including pending or threatened against or affecting the Corporation or the Subsidiaries, at law or in equity or before or by any international, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign;

(u)

the Corporation and each Subsidiary has filed all necessary tax returns and notices and has paid all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due and the Corporation and each

Subsidiary is not aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon with respect to itself where, in any of the above cases, it could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business, affairs or prospects of the Corporation on a consolidated basis;

(v)

during the previous fifteen (15) months prior to the date hereof, other than as disclosed in the Public Record and as at the date hereof, the Corporation and the Subsidiaries have not:

(i)

incurred any obligation or liability, direct or indirect, contingent or otherwise, except in the ordinary course of business and which is not material;

(ii)

entered into any material transaction;

(iii)

approved or entered into any material agreement in respect of the purchase of any property or any interest therein or the sale, transfer or other disposition of any material property or any interest therein currently owned, directly or indirectly, by the Corporation or any of the Subsidiaries whether by asset sale, transfer of shares, or otherwise; or

(iv)

approved or entered into any agreement in respect of the change of control (by sale or transfer of shares or sale of all or substantially all of the assets of the Corporation or any of the Subsidiaries or otherwise) of the Corporation or any of the Subsidiaries;

(w)

the Common Shares are listed on the Exchange and the Common Shares comprising part of the Units, the Flow-Through Shares, the Common Shares issuable upon exercise of the Warrants and Agent's Shares have been or will be at the Time of Closing conditionally approved for listing on the Exchange, subject to the delivery of required documentation;

(x)

all necessary corporate action has been taken to duly authorize the issue, sale and delivery of the Offered Securities and, upon payment of the requisite consideration therefor, the Common Shares comprising part of the Units and the Flow-Through Shares will be validly issued as fully-paid and non-assessable Common Shares and the Warrants will be validly issued;

(y)

all necessary corporate action has been taken to duly and validly allot and reserve for issuance, upon exercise of the Warrants, the Common Shares issuable upon exercise of the Warrants and, upon payment of the requisite consideration therefor, such Common Shares will be validly issued as fully-paid and non-assessable Common Shares;

(z)

all necessary corporate action has been taken to duly authorize the creation, issue and delivery of the Agent's Warrants;

(aa)

all necessary corporate action has been taken to duly and validly allot and reserve for issuance the Agent's Shares upon exercise of the Agent's Warrants and upon payment of the requisite consideration therefor, the Agent's Shares will be validly issued as fully-paid and non-assessable Common Shares;

(bb)

the offering and sale in the Qualifying jurisdictions of the Offered Securities, the compliance by the Corporation with the provisions of this agreement and the consummation of the transactions referred to herein do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, securities regulatory authority or other third party, except (A) such as have been obtained, and (B) such as may be required (and have been obtained as provided in this agreement) under the applicable securities laws of each of the Qualifying Jurisdictions;

(cc)

as at June 26, 2003 the authorized capital of the Corporation consists of an unlimited number of Common Shares of which 15,207,312 Common Shares are issued and outstanding as at the date hereof, all of which are fully paid and non-assessable;

(dd)

all press releases, material change reports and all other documents filed by or on behalf of the Corporation within the past 24 months with the OSC or the Exchange or any other securities regulatory authority were true and correct in all material respects and did not contain any misrepresentation (as defined in the Ontario Act), as at the respective dates of such filings and complied, in all material respects, with the securities laws, regulations rules, policy statements, blanket orders and rulings applicable thereto;

(ee)

the Corporation is not party to and has not granted any agreement, warrant, option, right or privilege capable of becoming an agreement, for the purchase, subscription or issuance of any of the Common Shares or securities convertible into or exchangeable for the Common Shares other than: (i) 1,875,000 stock options, each entitling the holder thereof to purchase one Common Share; (ii) 1,740,334 Common Share purchase warrants, each entitling the holder thereof to purchase one Common Share; (iii) 156,101 compensation options, each exercisable into one unit consisting of one Common Share and one-half of one Common Share purchase warrant (each full Common Share purchase warrant entitling the holder thereof to purchase one Common Share); (iv) the issue of 50,000 Common Shares pursuant to the property option agreement with English dated November 5, 2001 regarding the Woman Lake Property (the "Woman Lake Agreement"); (v) the issue of 55,000 Common Shares pursuant to the property option agreement with English dated May 31, 2002 regarding the Spot Lake Property (the "Spot Lake Agreement"); (vi) the issue of Common Shares having a value of $100,000 pursuant to the Phelps Option Agreement; and (vii) the issue of 190,000 Common Shares pursuant to the English Option Agreement;

the minute books of the Corporation are true and correct as of the date hereof and contain all the resolutions of its directors and shareholders passed since the date of its incorporation;

each of the Documents has been, or will at the Time of Closing be, duly authorized, executed and delivered by the Corporation and constitutes, or has been duly authorized and will constitute when executed, a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except that: (i) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable law and (iii) equitable remedies, including, without limitation, specific performance and injunctive relief, may be granted only in the discretion of a. court of competent jurisdiction;

(hh)

other than the Agent, there is no person, firm or corporation acting or purporting to act at the request of the Corporation, who is entitled to any brokerage or finder's fee in connection with the transactions contemplated herein;

(ii)

neither the Corporation nor any of the Subsidiaries has any responsibility or obligation to pay any commission, royalty or similar payment to any person with respect to their property rights other than as disclosed in the Financial Statements;

(jj)

no order ceasing or suspending trading in any securities of the Corporation or prohibiting the sale of securities by the Corporation has been issued and to the best of its knowledge no proceedings for this purpose have been instituted, or are, to the knowledge of the Corporation, pending, contemplated or threatened;

(kk)

during the previous 12 months prior to the date hereof, the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its shares or securities of any class, or, directly or indirectly, redeemed, purchased or otherwise acquired any of its shares or securities or agreed to do any of the foregoing;

(ll)

none of the directors or officers of the Corporation or the Subsidiaries or any associate or affiliate of any of the foregoing had, has or intends to have any material interest, direct or indirect, in the transactions contemplated by this agreement or in any proposed material transaction with the Corporation or the Subsidiaries which, as the case may be, materially affects, is material to or will or may reasonably be expected to materially affect the Corporation and the Subsidiaries taken as a whole;

(mm)

no order prohibiting the sale of the Offered Securities by the Corporation has been issued and to the best of the Corporation's knowledge, no proceedings for this purpose have been instituted, or are pending, contemplated or threatened;

(nn)

there is not, in the constating documents of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to, the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of Common Shares;

(oo)

Equity Transfer Services Inc., at its office in Toronto, has been duly appointed as the transfer agent and registrar for the Common Shares;

(pp)

to the best of the Corporation's knowledge, the Corporation has not withheld, and will not withhold from the Agent, any material facts or material changes (both as defined in the Ontario Act) relating to the Corporation; and

(qq)

he Corporation proposes to use an amount equal to the gross proceeds of the sale of the Flow-Through Shares to carry out or participate in an exploration program on the Resource Properties and other exploration properties for the purpose of determining the existence, location, extent and quality of the mineral resources and reserves located thereon (the "Program"). The expenses incurred in performing the Program will qualify as "Canadian exploration expense" as defined in paragraph (f) of the definition thereof in subsection 66.1(6) of the ITA or would be Canadian exploration expense described in paragraph (h) of the definition if the words "paragraphs (a) to (d) and (f) to (g.1)" were read as "paragraph (f)" (other than expenditures which constitute "Canadian exploration and development overhead expense" as prescribed for the purposes of paragraph 66(12.6)(b) of the ITA or the amount of any assistance received by the Corporation relating to specified expenses as described in subsection 66(12.6) of the ITA or specified expenses which are the cost of acquiring or obtaining the use of seismic data described in paragraph 66(12.6)(b.1) of the ITA) and will qualify as "flow-through mining expenditures" as defined in subsection 127(9) of the ITA ("Canadian Exploration Expenses"). The gross proceeds of the sale of the Units are proposed to be used by the Corporation for mineral exploration, general working capital purposes and the acquisition of new mineral properties.

Section 4

Covenants of the Corporation.

The Corporation hereby covenants to the Agent and the Purchasers that it will:

(a)

fulfil all legal requirements to permit the creation, issue, offering and sale of the Offered Securities and the creation and issue of the Agent's Warrants, including, without limitation, compliance with the applicable securities laws of each of the Qualifying Jurisdictions to enable the Offered Securities to be offered for sale and sold to the Purchasers without the necessity of filing a prospectus or an offering memorandum under the applicable securities laws of the Qualifying Jurisdictions through investment dealers or brokers registered under the applicable securities laws of the Qualifying Jurisdictions who have complied with the relevant provisions of such laws;

(b)

 ensure that at all times prior to the expiry of the Warrants, sufficient Common Shares are allotted and reserved for issuance upon the due and proper exercise of the Warrants;

(c)

ensure that at all times prior to the expiry of the Agent's Warrants, sufficient Agent's Shares are allotted and reserved for issuance upon the due and proper exercise of the Agent's Warrants;

(d)

use its reasonable best efforts to obtain the necessary regulatory consents from the Exchange, and to the extent necessary, from each of the Securities Commissions, for the Offering on such terms as are mutually acceptable to the Agent and the Corporation, acting reasonably;

(e)

pursue diligently the listing and posting for trading of the Common Shares on The Toronto Stock Exchange and until such listing, use its reasonable best efforts to arrange for the listing and posting for trading of the Common Shares comprising part of the Units, the Flow-Through Shares, the Common Shares issuable upon exercise of the Warrants and the Agent's Shares on the Exchange as soon as possible and to maintain the listing of the Common Shares on the Exchange;

(f)

except pursuant to any transaction that is approved by the shareholders of the Corporation, use its reasonable best efforts to maintain its status as a reporting issuer not in default under the applicable securities legislation of Ontario, Alberta and British Columbia for a period of two years from the Closing Date;

(g)

during the period from the date hereof to the day that is five months after the Closing Date, the Corporation shall not amend the terms and conditions of the Common Shares or issue or agree to issue, contemplate the issuance of or announce the intention to issue or do any act in furtherance of a trade of, whether directly or indirectly, any additional Common Shares, or other securities of the Corporation or any options, warrants or contractual rights which may result in the issue of any securities, other than (i) pursuant to the exercise of . securities or fulfilment of rights (as disclosed in Section 3(z)) outstanding on the date hereof, (ii) pursuant to director or employee stock option plans established on the date hereof, and (iii) pursuant to a bona fide acquisition or merger by the Corporation or one of the Subsidiaries, without the prior written consent of the Agent, such consent not to be unreasonably withheld;

(h)

the Corporation shall use its best efforts to cause each of its executive officers and directors to enter into an agreement with the Agent, on terms and conditions satisfactory to the Agent, whereby each such executive officer and director will covenant and agree it they will not, during a period of eight months following the Closing Date, directly or indirectly, offer, sell, contract to sell, lend, swap, or enter into any other agreement to transfer the economic consequences of, or otherwise dispose of or deal with, or publicly announce any intention to offer, sell, contract to sell, grant or sell any option to purchase, hypothecate, pledge, transfer, assign, purchase any option or contract to sell, lend, swap or enter into any agreement to transfer the economic consequences of, or otherwise dispose of or deal with, whether through the facilities of a stock exchange, by private placement or otherwise, Common Shares held by him or her, directly or indirectly, without first obtaining the written consent of the Agent, which consent will not be unreasonably withheld or delayed, or upon the occurrence of a take-over bid or similar transaction involving a change of control of the Corporation;

(i)

be a "qualifying issuer" as such term is defined in MI 45-102 at the Time of Closing, and fulfil to the satisfaction of the Agent all requirements (including, without limitation, compliance with applicable securities laws) required to be fulfilled by the Corporation in order to distribute the Offered Securities with a four month resale hold period to Purchasers in each of the Qualifying Provinces under the applicable securities laws of each of the Qualifying Provinces;

(j)

on or before December 31, 2004, carry out exploration activities on resource properties in Canada beneficially owned by the Corporation, or on any resource properties in which the Corporation has an interest or the right to acquire an interest so as to incur or be deemed to incur Canadian Exploration Expenses in an amount not less than the aggregate gross proceeds of the sale of Flow-Through Shares pursuant to the Offering (the "Investment") and renounce to the Purchasers of Flow-Through Shares effective on or prior to December 31, 2003 an amount of Canadian Exploration Expenses equal to the amount of the Investment and file all required tax forms within the time required under the ITA and deliver all required tax forms and other information to the Purchasers of the Flow-Through Shares not later than March 31, 2004;

(k)

until the later of the time when the Flow-Through Shares are issued to the Purchasers thereof and the actual date that the last of the Canadian Exploration Expenses are renounced to such Purchasers, continue to maintain its status as a "principal business corporation" within the meaning of the ITA;

(l)

ensure the Flow-Through Shares are "flow-through shares" as defined in subsection 66(15) of the ITA and that the Flow-Through Shares will not constitute "prescribed shares" for the purpose of regulation 6202.1 of the regulations to the ITA;

(m)

not take any step or fail to take any step if, under the ITA, such action or omission could result in a reduction of amounts required to be renounced to the Purchasers of Flow-Through Shares pursuant to the terms of the Subscription Agreements entered into by each Purchaser of Flow-Through Shares and the Corporation;

(n)

within seven business days of the Closing Date, file all necessary documentation with the OPMRO to register its option to acquire the Dixie Lake Property under the English Option Agreement in the database maintained by the OPMRO and to use its best efforts to deliver evidence of such registration to the Agent as soon as practicable and in any event within 45 days of the Closing Date;

(o)

within seven business days of the Closing Date, register its option to acquire the Conjurer Property under the Phelps Option Agreement in the database maintained by the Mining Recorder's Office of the Northwest Territories ;

(p)

within seven business days of the Closing Date, file all necessary documentation with the OPMRO to register its option to acquire the Spot Lake Property and the Woman Lake Property under the Spot Lake Agreement and the Woman Lake Agreement, respectively, in the database maintained by the OPMRO and to use its best efforts to deliver evidence of such registration to the Agent as soon as practicable and in any event within 45 days of the Closing Date;

(q)

immediately after the Time of Closing, file such documents as may be required under the applicable securities laws of each of the Qualifying Jurisdictions relating to the private placement of the Offered Securities and the Agent's Warrants which, without limiting the generality of the foregoing, shall include a Form 45-501F1 as prescribed by Rule 45-501 made under the Ontario Act and pay all filing fees to be paid in connection therewith, and if necessary, a Form 45-102F2 as prescribed by M145-102;

(r)

allow the Agent to conduct all due diligence which it may reasonably require to conduct in order to fulfil its obligations; and

(s)

within seven business days of the Closing Date, file all necessary documentation with the OPMRO to register in the Corporation's name mineral claim number KRL-1185143 with the OPMRO pursuant to the terms of the letter agreement dated November 9, 2001 between the Corporation and English.

Section 5

Conditions of Closing.

The obligations of the Agent and the Purchasers to complete the purchase of the Offered Securities shall be subject to the fulfilment before the Time of Closing of the following conditions:

(a)

 the Agent shall be satisfied with the results of its ongoing due diligence review of the Corporation and the Subsidiaries, including, financial, technical and legal due diligence;

the Corporation shall have obtained all requisite regulatory approvals required to be obtained by the Corporation in respect of the Offering;

(b)

 the Corporation and the Agent shall have fully complied with all relevant statutory and regulatory requirements required to be complied with prior to the Time of Closing (including, without limitation, the regulatory requirements of the Exchange) in connection with the Offering;

(c)

 the Corporation shall have received the approval of the Exchange, subject to the usual conditions, to proceed with the Offering and to conditionally list the Common Shares relating to the Offering and to issue the Offered Securities and the Agent's Warrants;

(d)

the Corporation shall have filed a "Current AIF" (the "AIF") as such term is defined in MI 45-102 and be a "qualifying issuer" as defined in MI 45-102;

(e)

the Corporation shall have taken all necessary corporate action to authorize and approve the Documents, the issuance of the Offered Securities, the Common Shares issuable upon exercise of the Warrants, the Agent's Warrants and the Agent's Shares and all other matters relating thereto;

(f)

the Agent and the Purchasers shall have received at the Time of Closing a favourable legal opinion of Goodman and Carr LLP, counsel to the Corporation, or any sub-agents as applicable, addressed to the Agent and each of the Purchasers, acceptable to counsel to the Agent, in form and substance, acting reasonably, to the effect that:

(i)

the Corporation is a corporation validly existing under the laws of its jurisdiction of incorporation and is qualified to carry on business and own its assets under the laws of its jurisdiction of incorporation;

(ii)

the Corporation has all requisite corporate capacity, power and authority to carry on its business as now conducted by it, to own its assets and has all requisite capacity, power and authority to execute and deliver the Documents and to perform all transactions contemplated thereby;

(iii)

the authorized capital of the Corporation consists of an unlimited number of Common Shares of which, prior to giving effect to the Offering, 15,207,312 Common Shares are issued and outstanding as fully paid and non-assessable;

(iv)

all necessary corporate action has been taken by the Corporation to authorize (A) the allotment, issuance, sale and delivery of the Common Shares comprising part of the Units, the Flow-Through Shares, the Common Shares issuable upon exercise of the Warrants and the Agent's Shares, and (B) the creation, issuance and delivery of the Warrants and the Agent's Warrants;

(v)

the Common Shares comprising part of the Units and the Flow-Through Shares have been validly issued as fully-paid and non-assessable Common Shares;

(vi)

the Common Shares issuable upon exercise of the Warrants and the Agent's Shares have been allotted and reserved for issuance to the holder of the Warrants and the Agent's Warrants, as the case may be, and upon the exercise of the Warrants or the Agent's Warrants in accordance with the terms of the certificates evidencing the Warrants and the Agent's Warrants, as the case may be, such Common Shares and the Agent's Shares will be validly issued as fully-paid and non-assessable Common Shares;

(vii)

all necessary corporate action has been taken by the Corporation to authorize the execution, delivery and performance of each of the Documents, and each of the Documents has been duly authorized, executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms (subject to the usual qualifications);

(viii)

the Dixie Lake Property is subject to the English Option Agreement;

22

(ix)

the Conjurer Property is subject to the terms of the Phelps Option Agreement;

(x)

the issue and sale of the Offered Securities are, and the issue of the Agent's Warrants is, all in accordance with the terms and conditions of this agreement and the Subscription Agreements of the Purchasers, exempt, either by statute or regulation or order, from the prospectus requirements of each of the Qualifying Provinces, and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under the securities laws and regulations of the Qualifying Provinces in connection therewith, other than those which have been obtained and the.. filing of all necessary reports, certificates or undertakings and fees required to be filed under the applicable securities legislation;

(xi)

the issue of the Common Shares upon exercise of the Warrants in accordance with the terms thereof will, subject to usual qualifications, be exempt, either by statute or regulation or order, from the prospectus and registration requirements of the securities laws of each of the Qualifying Provinces;

(xii)

the issue of the Agent's Shares upon exercise of the Agent's Warrants in accordance with the terms thereof will, subject to usual qualifications, be exempt, either by statute or regulation or order, from the prospectus and registration requirements of the securities laws of Ontario;

(xiii)

the Common Shares comprising part of the Units, the Flow-Through Shares, the Warrants, the Common Shares issuable upon exercise of the Warrants and the Agent's Shares, will be free from resale restrictions four months and a day from the Closing Date and thereafter no other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities required to be obtained under the laws of any of the Qualifying Provinces, in connection with the first trade by a holder thereof (subject to the usual qualifications and provisos);

(xiv)

the execution and delivery of the Documents and the performance of the transactions contemplated thereby (including the issuance and sale of the Offered Securities, the issue of the Common Shares issuable upon exercise of the

Warrants, and the issue of the Agent's Warrants and the Agent's Shares), do not and will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of and do not and will not conflict with, any of the terms, conditions or provisions of the articles or by-laws of the Corporation or any law or regulation of the laws of the Province of Ontario or the laws of Canada applicable therein or resolutions of the directors (or any committee thereof) or shareholders of the Corporation;

(xv)

the form of share certificate for the Common Shares (including the Flow-Through Shares, Common Shares comprising part of the Units, the Common Shares issuable upon exercise of the Warrants and the Agent's Shares) conforms with all applicable corporate legislation and Exchange requirements and have been approved by the directors of the Corporation;

(xvi)

the Common Shares comprising part of the Units, the Flow-Through Shares and the Agent's Shares have been conditionally approved for listing subject to the conditions set forth in the conditional approval letter of the Exchange;

(xvii)

the Corporation is a reporting issuer under the applicable securities legislation of each of the Provinces of Ontario, Alberta and British Columbia and is not included in the list of defaulting reporting issuers maintained by the Securities Commissions;

(xviii)

the Flow-Through Shares do not constitute "foreign property" within the meaning of the Income Tax Act (Canada) (the "Tax Act") or any amendments thereto publicly announced by the Minister of Finance, and are not "prescribed shares" for the purpose of the definition of "flow through share" in subjection 66(15) of the Tax Act; and

(xix)

such other matters as the Agent may reasonably request in connection with the Offering;

and in giving the opinions contemplated above, counsel to the Corporation shall be entitled to deliver opinions of local counsel in the Qualifying Provinces, and counsel to the Corporation shall be entitled, as to matters of fact, to rely upon the representations and warranties of Purchasers contained in the Subscription Agreements, a certificate of fact of the Corporation (in a form acceptable to the Agent's counsel, acting reasonably) signed by officers of the Corporation in positions to have knowledge of such facts and their accuracy and certificates of such public officials and other persons as are necessary or desirable, certificates of the Corporation's registrar and transfer agent as to the number of Common Shares issued and outstanding;

(h)

if any Units are sold in the United States, a favourable legal opinion addressed to the Agent and to the Purchasers dated the Closing Date, from United States counsel to the Corporation, which counsel may rely upon the covenants, representations and warranties of the Corporation and the Agent set forth in this agreement and upon the covenants, representations and warranties of any Purchasers resident in the United States set forth in their Subscription Agreements entered into between the Corporation and such Purchasers that are resident in the United States (collectively, the "U.S. Purchasers"), that no registration of the Units is required under the United States Securities Act of 1933 in connection with the issuance and sale of the Units and the. underlying Common Shares issuable upon the exercise of the Warrants to the U.S. Purchasers;

the Agent and the Purchasers shall have received at the Time of Closing a title report in form and substance satisfactory to the Agent's counsel, acting reasonably, addressed to the Agent, its counsel and the Purchasers relating to each of the Resource Properties;

the Agent, its counsel and the Purchasers shall have received at the Time of Closing a certificate of the Corporation dated the Closing Date, addressed to the Agent, its counsel, and the Purchasers, with respect to the articles and by-laws of the Corporation, all resolutions of the directors of the Corporation and other corporate action relating to this agreement and to the creation, allotment, issue and sale of the Offered Securities and the specimen signatures of signing officers and with respect to such other matters as the Agent may reasonably request;

the Agent and the Purchasers shall have received a certificate and acknowledgement of English and William McNerney in connection with their agreement relating to the Dixie Lake Property, substantially in the form attached hereto as Schedule B and as may be acceptable to the Agent;

the Agent and each of the Purchasers shall have received a certificate of the Corporation, dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Corporation or by such other officers acceptable to the Agent, certifying as to certain matters reasonably requested by the Agent with respect to the Corporation, including certification that:

(i)

the Corporation has complied with all covenants and satisfied all terms and conditions of this agreement on its part to be complied with and satisfied up to the Time of Closing;

(ii)

all of the representations and warranties contained in this agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Date, after giving effect to the transactions contemplated hereby;

(iii)

since the date hereof, there has been no material adverse change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation;

(iv)

no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Corporation (including the Offered Securities, the Common Shares underlying the Warrants, the Agent's Warrants and the Agent's Shares) has been issued and no proceedings for such purposes are pending, or, to the knowledge of such officers, contemplated or threatened;

(v)

the Corporation is a "reporting issuer" not in default under the applicable securities laws of each of the Provinces of Ontario, Alberta and British Columbia and no material change relating to the Corporation has occurred in the past 24 months with respect to which the requisite material change statement has not been filed, unless the Offering contemplated hereby constitutes a material change and no disclosure of any material change has been made on a confidential basis;

(vi)

the execution and delivery of the Documents and the performance of the transactions contemplated thereby, do not and will not result in a breach of, and do not create a state of facts which, after notice, or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents of the Corporation or any trust indenture, agreement or instrument to which the Corporation is contractually bound on the Closing Date;

(vii)

the Corporation has filed an AIF and is a qualifying issuer (as defined in M145-102); and

(viii)

as to such other matters as the Agent may reasonably request;

(m)

each of the Corporation's executive officers and directors shall have entered into a stand still agreement with the Agent .as described in Section 4(h) of this agreement;

(n)

the Agent shall have received an undertaking of English to register in the Corporation's name mineral claim number KRL-1185143 with the OPMRO pursuant to the terms of the letter agreement dated November 9, 2001 between the Corporation and English within seven business days of the Closing Date; and

(o)

Equity Transfer Services Inc., at is principal office in Toronto, having been duly appointed as the transfer agent and registrar for the Common Shares and warrant agent for the Warrants and the Warrant Indenture shall have been executed and delivered by each of the parties thereto;

(p)

the Corporation has delivered to the Agent a certificate of Equity Transfer Services Inc., as registrar and transfer agent of the Common Shares, which certifies the number of Common Shares issued and outstanding as of the date prior to the Closing Date.

Section 6

Closing.

(1)

The purchase and sale of the Offered Securities will be completed in two or more tranches at the offices of Goodman and Carr LLP, Suite 2300, 200 King Street West, Toronto, Ontario, of which the first tranche will be completed at 2:00 p.m. (Toronto time) (the "Time of Closing") on June 26, 2003 or at such other time or on such other date as the Corporation and the Agent may agree upon (the "Closing Date" which for greater certainty, shall not include any Additional Closing, as such term is defined below). The closing of the purchase and sale of the additional tranches of Offered Securities (each, an "Additional Closing") shall take place by no later than July 3, 2003.

(2)

At the Time of Closing, the Corporation shall deliver to the Agent on its own behalf and on behalf of the Purchasers:

(a)

the requisite legal opinions and certificates as contemplated in Section 5 hereof;

(b)

such further documentation as may be contemplated herein or as counsel to the Agent or the applicable regulatory authorities may reasonably require;

(c)

the expenses described under Section 7 payable at the Time of Closing;

(d)

the Agent's Commission in respect of the number of the Offered Securities sold on the Closing Date; and

(e)

a certificate representing the Agent's Warrants required to be issued pursuant to this agreement in respect of the number of the Offered Securities sold on the Closing Date; and

(3)

On the Additional Closing, the Corporation shall deliver to the Agent on its own behalf and on behalf of the Purchasers:

(a)

the requisite legal opinions and certificates as contemplated in Section 5 hereof updated to the date of the Additional Closing;

(b)

such further documentation as may be contemplated herein or as counsel to the Agent or the applicable regulatory authorities may reasonably require;

(c)

the expenses described under Section 7 payable at the Additional Closing;

(d)

the Agent's Commission in respect of the number of the Offered Securities sold at the Additional Closing; and

(e)

a certificate representing the Agent's Warrants required to be issued pursuant to this agreement in respect of the number of the Offered Securities sold at the Additional Closing;

against receipt of the net proceeds of the Offering. Certificates representing the Common Shares comprising part of the Units, the Warrants and the Flow-Through Shares purchased by the Purchasers will be delivered as directed by the Purchasers. The certificates representing the Agent's Warrants will be delivered as directed by the Agent. The Agent's Commission and the Agent's legal costs and expenses will be deducted from the aggregate amount of the proceeds of the sale of the Units.

Section 7

Expenses.

Whether or not the transactions provided for herein are completed, the Corporation shall pay (a) at the Time of Closing; and (b) on the Additional Closing all reasonable costs, fees and expenses of or incidental to the performance of the obligations under this agreement including, without limitation: (i) registration, countersignature and delivery of the Offered Securities, (ii) the fees and expenses of the Corporation's auditors, counsel and any local counsel, (iii) transfer agent fees, filing fees, listing fees, the costs and expenses of any securities or other filings required to be made in connection with the Offering, (iv) the reasonable fees and disbursements (including taxes) of the Agent's counsel, Stikeman Elliott LLP to a maximum of $30,000 (excluding G.S.T. and disbursements) and (v) the Agent's reasonable out-of-pocket expenses, including travel expenses in connection with due diligence and marketing meetings. Such amounts payable to the Agents under this Section shall be paid by the Corporation at the Time of Closing and on the Additional Closing out of the net proceeds of the offering of the Units to the extent that such expenses have been identified as of such date and otherwise will be paid as soon as possible thereafter, in each case against delivery to the Corporation of invoices detailing such expenses.

The Corporation acknowledges that $30,000 (plus G.S.T. and disbursements) will be withheld from the proceeds of the Offering of the Units in respect of the Agent's counsel fees.

Section 8

Material Changes.

(1)

If after the date hereof until completion of the distribution of the Offered Securities:

(a)

there occurs any material change or material changes (actual, proposed or prospective) in respect of the Corporation; or

(b)

there occurs any change in any material fact contained in the AIF; the Corporation shall:

(c)

promptly notify the Agent, in writing, providing full particulars of any such change;

(d)

file or cause to be filed with reasonable promptness, and in any event within any statutory limitation period therefor, any document required to be filed with any regulatory body having jurisdiction, and comply with all requirements of any applicable securities legislation of such jurisdiction.

(2)

The Corporation shall after the date hereof until completing the distribution of the Offered Securities in good faith discuss with the Agent any change in circumstances (actual, proposed or prospective) in respect of which there is reasonable doubt whether written notice should be given to the Agent pursuant to this section and shall consult the Agent with respect to the form and content of any proposed press release or material change report to be issued or filed by the Corporation as a result of such change prior to the issuance or filing thereof.

(3)

In this agreement, the terms "material change", "material fact", "misrepresentation" and "distribution" shall have the respective meanings ascribed thereto in the Ontario Act.

Section 9

Indemnities.

(1)

The Corporation hereby covenants and agrees to protect, indemnify and hold harmless each of the Agent and its affiliates, directors, officers and employees, solicitors and agents (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against all losses (except for loss of profits), claims, costs, actions, proceedings, expenses, damages or liabilities of whatever nature or kind, including any investigation expenses incurred by an Indemnified Party which they may suffer or incur caused by or arising directly or indirectly by reason of:

(a)

any representation or warranty made by the Corporation to the Agent or the Purchasers not being true;

(b)

the Corporation's failure to comply with any requirement of any applicable securities law or regulatory requirements of any of the Qualifying Jurisdictions in connection with the Offering; or

(c)

the Corporation's failure to comply with any of its obligations hereunder,

provided that the Corporation shall not be liable under this Section 9 to the extent that a court of competent jurisdiction shall have determined by a final judgement that such loss, claim, cost, damage or liability resulted from any act or failure to act undertaken or omitted to be undertaken by the Indemnified Party through its bad faith, gross negligence, wilful misconduct or fraud.

(2)

If any action or claim shall be asserted against an Indemnified Party in respect of which indemnity may be sought from the Corporation pursuant to the provisions hereof, or if any potential claim contemplated by this section shall come to the knowledge of an Indemnified Party, the Indemnified Party shall promptly notify the Corporation in writing of the nature of such action or claim (provided that any failure to so notify shall not affect the Corporation's liability under this paragraph unless such delay has prejudiced the defence to such claim). The Corporation shall be entitled but not obliged to participate in or assume the defence thereof, provided, however that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably and shall be commenced without undue delay. In addition, the Indemnified Party shall also have the right to employ separate counsel, acceptable to the Corporation, acting reasonably, in any such action and participate in the defence thereof, and the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the employment thereof has been specifically authorized in writing by the Corporation; (ii) the Indemnified Party has been advised by counsel, that representation of the Corporation and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them; (iii) the Corporation has failed within a reasonable time after receipt of such written notice to assume the defence of such action or claim, or (iv) there are one or more legal defences available to the Indemnified Party that are different from or in addition to those available to the Corporation. It is understood and agreed that the Corporation shall not in connection with any suit in. the same jurisdiction, be liable for the legal fees and expenses of more than one separate legal firm to represent the Indemnified Parties. Neither party shall effect any settlement of any such action or claim or make any admission of liability without the written consent of the other party, such consent not to be unreasonably withheld or delayed. The indemnity hereby provided for shall remain in full force and effect and shall not be limited to or affected by any other indemnity in respect of any matters specified in this section obtained by the Indemnified Party from any other person.

(3)

To the extent that any Indemnified Party is not a party to this agreement the Agent shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

(4)

The Corporation hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to indemnification hereunder is brought against the Agent or any Indemnified Party and to the assignment of the benefit of this section to any Indemnified Party for the purpose of enforcement provided that nothing herein shall limit the Corporation's right or ability to contest the appropriate jurisdiction or forum for the determination of any such claims.

(5)

The Corporation hereby confirms that an Indemnified Party is not required to proceed against or enforce any other right, power, remedy or security or claim payment from or against any other person before making a Claim hereunder.

Section 10 Contribution.

If, for any reason, the indemnity provided for in Section 9 hereof is illegal or unenforceable, the Agent and the Corporation shall contribute to the aggregate of all losses, claims, costs, damages, expenses or liabilities (except loss of profits in connection with the sale of Offered Securities) of the nature provided for in Section 9 hereof such that the Agent shall be responsible for that portion represented by the percentage that the Agent's Commission bears to the gross proceeds from the Offering and the Corporation shall be responsible for the balance. Notwithstanding the foregoing, a person guilty of fraudulent misrepresentation, bad faith, negligence or wilful misconduct shall not be entitled to contribution from any other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this section, notify such party or parties from whom contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this contribution agreement unless such notice shall have been provided, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have otherwise than under this section. The right to contribution provided in this section shall be in addition and not in derogation of any other right to contribution which the Agent may have by statute or otherwise by law.

Section 11 Termination Rights.

(1)

The Agent shall be entitled, at its option, to terminate all of its obligations under this agreement, and the obligations of any person from whom the Agent has solicited an order to purchase the Offered Securities that has executed a Subscription Agreement, by notice to that effect delivered to the Corporation prior to the Time of Closing if:

(a)

an adverse "material change", as that term is defined in the Ontario Act, in the affairs of the Corporation occurs or is announced by the Corporation;

(b)

there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the business of the Corporation or the ability of the Agent to perform its obligations under this agreement, or an investor's decision to purchase the Offered Securities;

(c)

following a consideration of the history, business, products, property or affairs of the Corporation or its principals, or of the state of the financial markets in general, or the state of the market for the Corporation's securities in particular, the Agent determines, in its sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Offered Securities;

(d)

an enquiry or investigation (whether formal or informal), in relation to the Corporation or the Corporation's directors or officers, is commenced or threatened by an officer or official of any competent authority;

(e)

any order to cease trading (including communicating with persons in order to obtain expressions of interest) in the securities of the Corporation is made by a competent regulatory authority and that order is still in effect;

(f)

the Corporation is in breach of any term, condition or covenant of this agreement; or

(g)

the Agent determines that any of the representations or warranties made by the Corporation in this agreement is false or has become false.

(2)

If the Agent terminates this agreement pursuant to this section, there shall be no further liability on the part of the Agent or of the Corporation to the Agent except in respect of any liability which may have arisen or may thereafter arise under Section 7, Section 9 or Section 10 hereof.

(3)

The right of the Agent to terminate its obligations under this agreement is in addition to such other remedies as they may have or have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this agreement.

Section 12 Breach of Agreement.

Any breach of, or failure by the Corporation to comply with, any term or condition of this agreement shall entitle the Agent, on behalf of the Purchasers of the Offered Securities, to terminate their respective obligations to purchase the Offered Securities by notice to that effect given to the Corporation prior to the Time of Closing, and there shall be no further liability on the part of the Corporation or such Agent except in respect of any liability which may have arisen or may thereafter arise under Section 7, Section 9 or Section 10 hereof. The Agent may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other terms and conditions or any other or subsequent breach or non-compliance provided, however, that any waiver or extension must be in writing and signed by the Agent in order to be binding upon it.

Section 13 Alternative Transactions.

In the event that the Corporation (a) decides not to proceed with the Offering; and (b) enters into an Alternative Transaction (as defined below) within 3 months of this agreement, then the Corporation shall pay to the Agent an amount equal to the greater of (i) 2% of the value of the Alternative Transaction, and (ii) 75% of the

Agent's Commission, in each case, together with all of the Agent's expenses and disbursements. An "Alternative Transaction" means any issuance of securities of the Corporation (except as permitted under this agreement) or the entering into of an agreement to complete a business transaction, involving the Corporation or any of the Subsidiaries, including without limitation, a merger, amalgamation, arrangement, re-organization, joint venture (pursuant to which existing shareholders of the Corporation own less than 50% of the voting securities of the Corporation or the surviving corporation after giving effect to such transaction), or the entering into of an agreement to complete a sale of all or substantially all assets of the Corporation, or an exchange of assets of the Corporation with another corporation or the entering into of any agreement to complete a similar transaction that would (except as outlined above) involve an increase of 5% or more of the outstanding Common Shares calculated on a fully-diluted basis.

Section 14 Notices.

Any notice under this agreement shall be given in writing and either delivered, faxed or mailed by prepaid registered post to the party to receive such notice at the address or facsimile numbers indicated below:

(a)

to the Corporation at:

Fronteer Development Group Inc.

1066 West Hastings Street

Suite 1640

Vancouver, British Columbia

V6E 3X1

Attention:

Mark O'Dea

 President and Chief Executive Officer

Facsimile:

(604) 632-4678 with a copy to:

Goodman and Carr

200 King Street West

Suite 2300

Toronto, Ontario

M5H 3W5

Attention:

Jay Goldman

Facsimile:

(416) 595-0567

(b)

to the Agent or any Indemnified Party at:

Paradigm Capital Inc.

95 Wellington Street West, Suite 2101

Toronto, Ontario

M5J 2N7

Attention:

John Warwick

Facsimile:

(416) 361-0679 with a copy to:

Stikeman Elliott LLP

Commerce Court West

P.O. Box 85

Suite 5300

Toronto, Ontario

M5L 1139

Attention:

Jay C. Kellerman

Facsimile:

(416) 947-0866

or such other address or facsimile number as such party may hereafter designate by notice in writing to the other party. If a notice is delivered, it shall be effective from the date of delivery; if such notice is faxed (with receipt confirmed), it shall be effective on the business day following the date such notice is faxed; if such notice is sent by mail, it shall be effective four business days following the date of mailing, excluding all days when normal mail service is interrupted.

Section 15 Survival.

All representations, warranties, and agreements of the Corporation contained herein or contained in any document submitted pursuant to this agreement or in connection with the purchase of the Offered Securities shall survive the purchase of the Offered Securities for a period of three years from the Time of Closing by the Purchasers and shall continue in full force and effect unaffected by any subsequent disposition or conversion of the Offered Securities and the Agent shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the Offering.

Section 16 Entire Agreement.

The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous communications, representations,

understandings and agreements between the parties with respect to the subject matter hereof whether verbal or written.

Section 17 Counterparts.

This Agreement may be executed in any number of counterparts and may be executed by facsimile, all of which when taken together shall be deemed to be one and the same document and not withstanding the actual date of execution of each counterpart, this agreement shall be deemed to be dated as of the date first above written.

Section 18 General.

This Agreement shall be governed by and interpreted in accordance with the laws of Ontario and the laws of Canada applicable therein and time shall be of the essence hereof.

Section 19 Severability.

If any provision of this agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

If the above is in accordance with your understanding, please sign and return to the Agent a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement between the Corporation and the Agent.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

PARADIGM CAPITAL INC.

The above offer is hereby accepted and agreed to as of the date first above written.

SCHEDULE "A"
UNITED STATES OFFERS AND SALES

As used in this Schedule "A", capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the underwriting agreement to which this Schedule is annexed and the following terms shall have the meanings indicated:

(a)

"Directed Selling Efforts" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Units and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Units;

(b)

"General Solicitation" and "General Advertising" means "general solicitation" and "general advertising", respectively, as used in Rule 502(c) under the U.S. Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

(c)

"Qualified Institutional Buyer" means a qualified institutional buyer as that term is defined in Rule 144A;

(d)

"Regulation D" means Regulation D adopted by the SEC under the U.S. Securities Act;

(e)

"Regulation S" means Regulation S adopted by the SEC under the U.S. Securities Act;

(f)

"Rule 144A" means Rule 144A adopted by the SEC under the U.S. Securities Act;

(g)

"SEC" means the United States Securities and Exchange Commission;

(h)

"Substantial U.S. Market Interest" means substantial U.S. market interest as that term is defined in Regulation S;

(i)

"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(j)

"U.S. Investment Company Act" means the United States Investment Company Act of 1940, as amended; and

(k)

"U.S. Person" means a U.S. person as that term is defined in
Regulation S;

All other capitalized terms used but not otherwise defined in this Schedule "A" shall have the meanings assigned to them in the Agreement to which the Schedule "A" is attached.

Representations, Warranties and Covenants of the Agent

The Agent acknowledges that none of the Units has been or will be registered under the U.S. Securities Act or any applicable state securities law and that the Units are being offered and sold outside the United States in reliance upon an exemption from registration under the U.S. Securities Act provided by Regulation S and may not be offered or sold within the United States except pursuant to Rule 144A and exemptions from applicable state securities laws. Accordingly, neither the Agent nor any of its affiliates, nor any person acting on their behalf, has made or will make any Directed Selling Efforts in the United States with respect to the Units.

The Agent represents and agrees to and with the Corporation that:

1.

it has not offered and sold, and will not offer and sell, any Units forming part of its allotment except (a) in an offshore transaction in accordance with Rule 903 of Regulation S or (b) in the United States in accordance with Rule 144A as provided in paragraphs 3 through 8 below;

2.

if the Agent authorizes any members of the banking and selling group formed by it to offer and sell Units in the United States through the U.S. Affiliates, the Agent will use its best efforts to cause each such firm to acknowledge, for the benefit of the Corporation, its agreement to be bound by the provisions of this Schedule in connection with all offers and sales of the Units in the United States. The Agent has not and will not make any other contractual arrangement for the distribution of the Units in the United States other than as provided herein, without the prior written consent of the Corporation;

3.

all offers and sales of Units in the United States shall be made through the Agent's United States registered broker-dealer affiliate in compliance with all

3

applicable United States broker-dealer requirements. Such broker-dealer affiliate is a Qualified Institutional Buyer;

4.

offers and sales of Units in the United States shall not be made by any form of General Solicitation or General Advertising;

5.

offers to sell and solicitations of offers to buy the Units shall be made in accordance with Rule 144A only to persons reasonably believed to be Qualified Institutional Buyers;

6.

all purchasers of the Units in the United States shall be informed that the Units have not been and will not be registered under the U.S. Securities Act and are being offered and sold to such purchasers in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144A thereunder;

Each purchaser of the Units that is purchasing in a sale in reliance on Rule 144A will, by its purchase of such Units, be deemed to have represented, warranted and agreed for the benefit of the Corporation, the Agent and the U.S. Dealers as follows:

(1)

it is aware that the Units have not been and will not be registered under the 1933 Act or the securities laws of any state and the sale contemplated hereby is being made to Qualified Institutional Buyers in reliance on Rule 144A and exemptions under applicable state securities laws;

(2)

it is a Qualified Institutional Buyer and is acquiring the Units for its own account or for the account of a Qualified Institutional Buyer for which it exercises sole investment discretion, and not with a view to any resale, distribution, or other disposition of the Units or any of the securities comprising part of the Units in violation of U.S. federal or state securities laws;

(3)

it acknowledges that it has not purchased the Units as a result of any general solicitation or general advertising, including advertisements, articles, notices, or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(4)

it understands that the Units are "restricted securities" as defined in Rule 144 under the 1933 Act and that if it decides to offer, sell or otherwise transfer such securities, such securities may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the

United States in accordance with Rule 904 of Regulation S under the 1933 Act, (C) inside the United States (i) in accordance with Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (ii) pursuant to exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available or; (D) under an effective registration statement under the 1933 Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction;

(5)

it understands that all of the Units will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) INSIDE THE UNITED STATES (1) IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT OR (2) PURSUANT TO RULE 144 UNDER THE 1933 ACT, IF AVAILABLE OR (D) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM EQUITY TRANSFER SERVICES INC. UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO EQUITY TRANSFER SERVICES INC. AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT;

provided that, if the securities are being sold under paragraph 4(B) above, the legend may be removed by providing a declaration to

Equity Transfer Services Inc., as registrar and transfer agent, to the effect set forth in Exhibit A hereto, or in such other form as Equity Transfer Services Inc. or the Corporation may from time to time prescribe; provided, further, that, if any of the securities are being sold under paragraph 4(C)(ii) above, the legend may be removed by delivery to Equity Transfer Services Inc. of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the 1933 Act or state securities laws; and

(6)

it consents to the Corporation making a notation in its records or giving instructions to any transfer agent of the Units in order to implement the restrictions on transfer set forth and described herein.

The Exhibit A referred in this Section 7 is set forth as Exhibit A to this Schedule.

7.

any offer, sale or solicitation of an offer to buy Units that has been made or will be made in the United States was or will be made only to Qualified Institutional Buyers in transactions that are exempt from registration or qualification under applicable state securities laws; and

 8.

at the Time of Closing, each of the Agent, together with its U.S. Affiliate selling Units in the United States, will provide a certificate, substantially in the form of Exhibit B to this Schedule relating to the manner of the offer and sale of the Units in the United States.

Representations, Warranties and Covenants of the Corporation

The Corporation represents, warrants, covenants and agrees to and with the Agent that:

 1.

(a) The Corporation is a "foreign issuer" within the meaning of Regulation S and reasonably believes that there is no Substantial U.S. Market Interest in the Units; (b) the Corporation is not now and as a result of the sale of Units contemplated hereby will not be, an "investment company" as defined in the U.S. Investment Company Act, nor is the Corporation controlled by an "investment company"; (c) none of the Corporation, any of its affiliates, or any person acting on their behalf has made or will make any Directed Selling Efforts in the United States, or has engaged or will engage in any form of General Solicitation or General Advertising (as those terms are used in Regulation D) in connection with the offer or sale of the Units in the United States; and (d) the Units are not, and as of the Time of Closing will not be, and no securities of the same class as the Units are or will be, (i) listed on a national securities exchange in the United States registered under Section 6 of the U.S. Exchange Act, (ii) quoted in an "automated inter-dealer quotation system", as such term is used in the U.S. Exchange Act, or (iii) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A) of less than ten percent for securities so listed or quoted.

2.

For so long as any of the Units are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the U.S. Securities Act, the Corporation shall either: (i) furnish to the SEC all information required to be furnished in accordance with Rule 12g3-2(b) under the U.S. Exchange Act; (ii) file reports and other information with the SEC under Section 13 or 15(d) of the U.S. Exchange Act; or (iii) in the event it is neither exempt from reporting pursuant to Rule 12g3-2(b) nor subject to Section 13 or 15(d) of the U.S. Exchange Act, furnish to any holder of those restricted securities and any prospective purchaser of those restricted securities designated by such holder, upon request of such holder, the information required to be delivered pursuant to Rule 144A(d)(4) under the U.S. Securities Act (so long as such requirement is necessary in order to permit holders of the restricted securities to effect resales under Rule 144A).

3.

The Corporation will, within prescribed time periods, prepare and file any forms or notices required under the U.S. Securities Act or applicable state securities laws.

1.

EXHIBIT A
FORM OF DECLARATION FOR REMOVAL OF LEGEND

To:

Equity Transfer Services Inc. as registrar and transfer agent for the common shares of

Fronteer Development Group Inc. Toronto, Ontario

The undersigned (A) acknowledges that the sale of the securities of Fronteer Development Group Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (B) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

Dated:

By:

 Name:

Title:

EXHIBIT B
UNDERWRITERS' CERTIFICATE

In connection with the private placement in the United States of the common shares (collectively, the "Units") of Fronteer Development Group Inc. (the "Corporation") pursuant to the Agency Agreement dated June 26, 2003 among the Corporation, and the Agent named therein (the "Agency Agreement"), each of the undersigned does hereby certify as follows:

 (1)

[Name of U.S. broker-dealer affiliate] is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of and in good standing with the National Association of Securities Dealers, Inc. on the date hereof;

(2)

 we had reasonable grounds to believe and did believe that each offeree was a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "U.S. Securities Act")) and, on the date hereof, we continue to believe that each U.S. person purchasing Units from us is a Qualified Institutional Buyer;

 (3)

no form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act) was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Units in the United States; and

(4)

the offering of the Units in the United States has been conducted by us in accordance with the terms of the Agency Agreement.

Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

Dated this

day of

, 2003.

[UNDERWRITER]

[U.S. BROKER-DEALER AFFILIATE

SCHEDULE “B”

$"